EXHIBIT 32

                      Certification Of Aegir Ventures, Inc.
           pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                   regarding Quarterly Report on Form 10-QSB
                      for the quarter ended March 30, 2005

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Aegir Investments, Inc., a Delaware corporation (the "Company"), does hereby certify that:

      1. The Company's Quarterly Report on Form 10-QSB for the quarter ended March 30, 2005 (the "Form 10-QSB") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 14, 2006                      /s/ Nakagawa Koichi
                                        ----------------------------
                                        By:    Nakagawa Koichi
                                        Title: Director and President
                                               Principal Financial Officer